LEASE

         THIS LEASE is entered into between James L. Gattis, hereinafter called "Landlord", and Pacific Capital Bancorp, hereinafter called "Tenant."

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                               ARTICLE 1. PREMISES

         Section 1.01: Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, for the term, at the rental and upon the conditions herein set forth, those certain Premises consisting of approximately 5,365 square feet located on the first floor at the property commonly known as 517 Main Street, Salinas, California.

                                 Quiet Enjoyment

         Section 1.02: The Landlord covenants and agrees that the Tenant on paying the rent and performing the covenants contained herein shall and may peaceably and quietly hold and enjoy the Premises for the term of this Lease.

                                  Subordination

         Section 1.03: This Lease shall be subordinate and subject at all times to any mortgage or deed of trust covering the Premises or which at any time hereafter shall be made, and to all advances made, or hereafter to be made, upon the security hereof; provided, however, such agreement by the parties to subordinate this Lease to any after-acquired mortgages or deeds of trust is expressly conditioned upon the mortgagee or beneficiary of any such mortgage or deed of trust agreeing in writing, in form and substance satisfactory to Tenant, to recognize and honor all rights of Tenant hereunder so long a Tenant is not in material default of any provision of this Lease (after the expiration of any applicable cure period.)

                                 ARTICLE 2. USE
                                  Permitted Use

         Section 1.01: The Premises are to be used for bank functions and related uses and for no other purpose without the written consent of Landlord.

                                 Prohibited Use

         Section 2.02: Tenant shall not do or permit anything to be done in or about the Premises, nor bring, nor keep anything therein which will in any way affect fire or other insurance upon the building, or any of its contents, or which shall in any way conflict with any law, ordinance, rule, or regulation affecting the occupancy and use of the Premises, which are 2 or may hereafter be enacted or promulgated by any public authority, or in any way obstruct or interfere with the rights of other tenants of the building, or injure or annoy them, nor use, nor allow the Premises to be used, for any improper, immoral, unlawful or objectionable purpose.

                                   Assignment

         Section 2.03: Tenant shall not assign, mortgage or hypothecate this Lease, or any interest therein, or permit the use of the Premises, or any part thereof, without the prior written consent of Landlord. Consent to any such assignment or subletting shall not operate as a waiver o the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Tenant. Landlord's consent will not be unreasonably withheld.

         Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein be assignable, as to the interest of Tenant, by operation of law, without the written consent of Landlord. In the event that the Premises are leased to more than one Tenant, this Lease shall automatically transfer to the survivor or survivors, in the event of death of one Tenant.

                                      Signs

         Section 2.04: Tenant will not permit or suffer any signs, advertisements, or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the Premises, or in the building of which they are a part, except as Landlord or Landlord's architect may approve. Any such approved sign shall be manufacture and installed at Tenant's sole cost.

                              Rules and Regulations

         Section 2.05: Tenant agrees to observe faithfully, and comply strictly with, the rules and regulations promulgated from time to time by the Landlord, as in the Landlord's judgment are necessary for the safety, care and cleanliness of the building or for the preservation of good order therein.

                                 ARTICLE 3. TERM
                                      Term

         Section 3.01: The term of this Lease shall be for a period of twenty nine (29) months commencing of the lst day of December, 1996 and ending of the 30th day of April, 1999.

                             Delivery and Possession

         Section 3.02: In the event of the inability of Landlord to deliver possession of the Premises at the time of the commencement of the term of this Lease, neither Landlord nor its agents shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event Tenant shall not be liable for any rent until such time as Landlord can deliver possession. The provisions of Subdivision (1) of Section 1932 of the California Civil Code shall not apply to this Lease, and the Tenant waives the benefit of such provisions.

                              Surrender of Premises

         Section 3,03: (a) Tenant agrees to surrender the Premises at the termination of the tenancy herein created, in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by the act of God or by the elements excepted.

                               Notice of Surrender

         Section 3.03: (b) Tenant shall, at least thirty (30) days before the last day of the term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

                                  Holding Over

         Section 3.04: If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, at the option of Landlord, to be exercised by Landlord's giving written notice to Tenant and not otherwise, become a tenant from month to month upon the terms and conditions herein specified, so far as applicable, at the same a monthly rental as that paid for the final month of the Lease, payable in advance, in lawful money, and shall continue to be such tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intention to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him, Tenant shall be a tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over. such liens

                                 Quitclaim Deed

         Section 3.05: Upon the expiration or earlier termination of this Lease, Tenant agrees to deliver a quitclaim deed in favor of Landlord releasing its interest in the Premises.

                                Option to Renew

         Section 3.06: (a) Tenant is hereby granted and shall, if Tenant is not at the time in default under this Lease, have options to renew this Lease as follows:

lst Option               5 years (May 1, 1999 to April 30, 2004)

2nd Option               5 years (May 1, 2004 to April 30, 2009)

Any extension shall be on the same terms, covenants, and conditions and subject to the same exceptions and reservations herein contained, with the rent to be paid by Tenant to Landlord under each option to be increased each year in the same manner as described in Section 4.01 herein.

         (b) Each option shall be exercised only by Tenant's delivering to Landlord in person or by United States mail on or before one hundred eighty
(180) days before expiration of the term hereof, or any renewed term, written notice of his election to renew this Lease as herein provided.

         (c) Failure to exercise an option shall terminate Tenant's rights under this section to any further options or extension of this Lease.

                                 ARTICLE 4. RENT
                                     Rental

         Section 4.01: Tenant shall pay rent, free from all claims, demands, or set-offs against Landlord or any kind or character whatsoever, in advance, to the Landlord at 376-A Main Street, Salinas, California 93901, or such other place as Landlord may designate the sum of FIFTY FOUR THOUSAND DOLLARS ($54,000.00) per year payable at the rate of FOUR THOUSAND, FIVE HUNDRED DOLLARS ($4,500.00) per month payable on the Ist of each month.

         Section 4.02: Commencing December 1, 1997 and upon the expiration of each twelve (12) calendar month period thereafter, the monthly rent of Four Thousand, Five Hundred Dollars and no cents ($4,500.00) shall be increased by multiplying said rent by a fraction, which fraction, shall have as its numerator the Consumer Price Index for all items for the San Francisco/Oakland Metropolitan area (1977=100), as published by the U.S. Department of Labor, Bureau of Labor Statistics for month of September just prior to the applicable twelve (12) month period, and which such fraction shall have as its denominator said Consumer Price Index as published for the month of September 1996. In no event shall the rent be less than the rent paid for the prior year. In the event the said bureau should cease to publish said Index figure, then any similar Index published by any other branch or department of the U.S. Government shall be used, and if none is so published then another Index generally recognized as authoritative shall be substituted by agreement of the parties hereto, or if no such agreement of the parties hereto, or if no such agreement is reached within a reasonable time, Lessor shall select another Index.

                         ARTICLE 5. TAXES AND UTILITIES

                                      Taxes

                  Section 5.01: In addition to the rental to be paid by Tenant to Landlord, as set forth herein, Tenant agrees to pay to Landlord on a prorata basis all taxes and assessments levied against the leased Premises and the building. Landlord shall furnish copies of any tax bills pertaining to the demised Premises as a condition of receiving said additional rent. The additional rent is to be paid within sixty (60) days after demand by Landlord. The provisions herein contained shall apply to taxes levied or assessed by any public body, whether or not such public body shall have previously levied or assessed taxes against the herein described property or any part thereof. Tenant shall pay all taxes levied against any personal property belonging to Tenant and located on the leased Premises. The term "Real Property Tax" shall not include any increase in tax which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the premises.

                                    Utilities

Section 5.02: Tenant shall pay for all water, gas, heat, trash collection, telephone, electricity, power and all other utilities and janitorial services which may be furnished to or used in or about the Premises during the term of this Lease.

                       ARTICLE 6. IMPROVEMENTS AND REPAIRS

                                     Repairs

         Section 6.01: Tenant has examined and inspected and knows the condition of the Premises and every part thereof and has received the same in good order and repair and accepts the same in their present condition. Tenant shall take good care of the Premises and they shall not be altered, repaired, or changed without the written consent of Landlord. Unless otherwise provided by written agreement, all alterations, improvements and changes that may be required shall be done either by or under the direction of Landlord, but at the cost of Tenant, and shall be the property of Landlord, and shall remain upon and be rendered with the Premises, excepting however that, at Landlord's option, Tenant shall, at its expense, when surrendering the Premises, remove from the Premises and the building all partitions, counters, railing, etc., installed in the Premises by or at the cost of Tenant. All damage or injury done to the Premises by Tenant, or by any person who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant.

                                 Mechanic's Lien

         Section 6.02: The Tenant shall not suffer or permit any mechanic's or materialmen's liens to be filed against the fee of the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, landlord, at its election, may pay and satisfy the same and, in such event, the sums so paid by the Landlord, with interest at the rate of ten percent (10%) per annum from the date of payment, shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand.

                     ARTICLE 7. DESTRUCTION AND CONDEMNATION
                                   Destruction

         Section 7.01: If the Premises or the building wherein the same are situated shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within ninety (90) days from the date of such destruction or damage, this Lease may be terminated by Landlord or Tenant by written notice. In case the damages or destruction be not such as to permit a termination of the Lease as above provided, then a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the Premises of which Tenant shall be deprived of possession. The provisions of Subdivision 2 of Section 1932 of the California Civil Code, and of Subdivision 4 of Section 1933 of that Code, shall not apply to this Lease, and Tenant hereby waives the benefit of such provisions.

                                  Condemnation

Section 7.02: If the whole or any part of the Premises shall be taken or condemned b any competent authority under power of eminent domain for a public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days prior written notice to Tenant, provided such notice is given not later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any material part of the Premises is taken, or if access to the Premises is materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the term hereof and for moving expenses, so long as such claim does not diminish the award available to Landlord, and such claim is payable separately to Tenant. All rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the rent payable hereunder shall be proportionately abated.

                              ARTICLE 8. INDEMNITY
                            No Liability of Landlord

         Section 8.01: Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property by or from any cause whatsoever, and without limiting the generality of the foregoing, whether caused by water leakage of any character from the room, walls, basement, or other portion of the Premises, or caused by gas, fire, oil, electricity, or any cause whatsoever, in, on, or about the Premises or any part thereof, except for such injury or damage resulting from the negligence or willful misconduct of Landlord or any of Landlord's agents, servants, or employees.

                                    Insurance

         Section 8.02: Tenant agrees to maintain in full force and effect at all times during the term of this Lease or any renewal thereof, public liability and property damage insurance insuring both Tenant and Landlord in amounts not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000-00) per person and ONE MILLION DOLLARS ($1,000,000.00) per occurrence for injury to or death of persons, and in the amount of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) for injury to or loss of property. Tenant shall also provide fire insurance and glass insurance in amounts reasonably required by Landlord. Tenant shall furnish to Landlord copies of such policies or certificates issued showing that said policies are in force and effect and providing that at least ten (10) days written notice will be provided to Landlord before termination or cancellation of any insurance.

                           Indemnification of Landlord

         Section 8.03: Tenant agrees to hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (1) occurring in, on, or about the Premises or any part thereof; and (2) occurring in, on or about any facilities (including without prejudice to the generality of the term "facilities", stairways, passageways, or hallways, when such injury or damage shall be caused in part or in whole by the act, negligence or fault of, or omission of any duty with respect to the same by Tenant, his agents, servants, or employees.)

                               ARTICLE 9. DEFAULT

                           Acts Constituting a Default

Section 9.01: Any and all of the following actions shall constitute a default of this Lease:

                  (a) Use of the Premises for any purpose other than as authorized in this Lease; or

                  (b) Default in the payment of rent or any other sums owing when due; or

                  (c) Abandonment or vacation of Tenant from the Premises; or

                  (d) Assignment of the Premises by Tenant, either voluntarily or by operation of law, whether by judgment, executions, death, or any other means, without the consent of Landlord; or

                  (e) The filing by Tenant or any other person of a voluntary or involuntary petition in bankruptcy or an arrangement by or against Tenant; the adjudication of Tenant as a bankrupt or insolvent; the appointment of a receiver of the business or of the assets of Tenant, except a receiver appointed at the instance or request of Landlord; the general or any other assignment by Tenant for the benefit of his creditors; or

                  (f) A default in the performance of any of the terms, covenants, and conditions herein contained; or

                  (g) The inability of Tenant to pay the rent herein specified or to perform any of the terms, covenants, or conditions herein by it to be kept or performed.

                              Remedies Upon Default

         Section 9.02: In the event of a default of this Lease, and in addition to all other rights and remedies Landlord may have at law including the rights specified in Section 1951.2 of the California Civil Code, Landlord shall have the option to do any or all of the foregoing:

                               Reentry of Premises

                  (a) Immediately reenter and remove all persons and property in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant, provided, however, notwithstanding anything to the contrary in this
Section 9.02 (a) or any other provision of this Lease, Landlord shall not have the right to take possession of any of Tenant's business records or the records or personal property of any customer of Tenant located in the Premises, and provided further, that any rights and remedies of

Landlord hereunder are subject to the right and power of the Office of the Comptroller of the Currency and/or any other bank regulatory agency to enter upon and assume control of the Premises and of any personal property located therein.

                               Collection of Rent

                  (b) To collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or to enforce, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be kept or performed, it being specifically agreed that all unpaid installments of rent or other sums shall bear interest at the highest rate permitted by law from the due date thereof until paid.

                              Termination of Lease

                  (c) Terminate this Lease, in which event Tenant agrees to immediately surrender the possession of the Premises, and to pay to Landlord, in addition to any other remedy Landlord may have, all damages Landlord may incur by reason of its default, including the cost of recovering the Premises.

                               Measure of Damages

                  (d) The damages Landlord may recover include:

                           (1) The worth at the time of award of the unpaid rent which had been earned at the time of termination of the Lease;

                           (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination of the Lease until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided;

                           (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant provides could be reasonably avoided; and

                           (4) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform his obligations under this Lease.

                               Removal of Property

         Section 9.03: Tenant hereby irrevocably appoints landlord, as agent and attorney-in-fact of Tenant, to enter upon the Premises, in the event of default by Tenant in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Tenant, and to remove any and all furniture and personal property whatsoever situated upon the Premises, and to place such property in storage for the account of and at the expense of Tenant. In the event that 'Tenant shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property, at places as Landlord in his sole discretion may deem proper, without notice to Tenant or any demand upon Tenant for the payment of any part of such charges or the removal of any of such property, and shall apply the proceeds of such sale, including reasonable attorney's fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third to the payment of any other sums of money which may then or thereafter be due to the Landlord from Tenant under any of the terms thereof; and fourth, the balance, if any, to Tenant.

                                Waiver of Damages

         Section 9.04: Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the

Premises or removing and storing furniture and property, as herein provided, and will save Landlord harmless from loss, costs or damages occasioned thereby, and no such reentry shall be considered or construed to be a forcible entry as the same is defined in the Code of Civil Procedure of the State of California.

                                Waiver of Breach

         Section 9.05: Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be, or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administering this instrument be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant or condition hereof, or to exercise any rights given him on account of any such default. a waiver of a particular breach, or default, shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any term, covenant or condition of this Lease.

                               Cumulative Remedies

         Section  9.06:  The  foregoing   remedies  of  Landlord  shall  not  be
exclusive, but shall be cumulative and in addition to all remedies now or hereafter allowed by law or elsewhere provided.

                             Landlord Curing Default

         Section 9.07: Upon ten (10) days prior written notice to the Tenant by the Landlord, it is agreed that the Landlord may cure any default by the Tenant hereunder and, if necessary, may enter upon the Premises for such purpose, and in such event the cost thereof to Landlord shall be deemed additional rent payable by the Tenant, which shall become immediately due and payable.

                       ARTICLE 10. INSPECTION AND NOTICES
                                   Inspection)

         Section 10.01: Subject to any applicable regulations of the Office of the Controller of the Currency or any other bank regulatory agency, Tenant will permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owner's reversions, or to make alterations or additions to the Premises or to any other portion of the building in which the Premises are situated, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury, or inconvenience thereby occasioned, and will permit landlord at any time within ninety (90) days prior to the expiration of this Lease to bring upon the Premises, for the purposes of inspection or display, prospective tenants thereof.

                                     Notices

         Section 10.02: Any notice, demand or communication under, or in connection with, this Lease may be served upon Landlord by personal service, or by mailing the same by registered mail in the United States Post Office, postage prepaid, and directed to Landlord at 376-A Main Street, Salinas, California 93901, and may likewise be served on Tenant by personal service or by so mailing the same addressed to Tenant at 517 Main Street, Salinas, California 93901. Either Landlord or Tenant may change such address by notifying the other party in writing as to such new address as Tenant or Landlord may desire used and which address shall continue as the address until further written notice.

                         ARTICLE 11. GENERAL PROVISIONS
                                    Covenants

         Section 11.0l.: It is mutually agreed that the letting hereunder is made upon and subject to the terms, covenants, and conditions of this Lease and that Tenant covenants as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions by him to be kept or performed, and that this Lease is made upon the condition of such performance.

Provisions Deemed Covenants and Conditions Section 11.02: The parties hereto agree that all the provisions hereof are to be construed as covenants and conditions as though the words importing such covenants and conditions were used in each instance and that all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                               Time of the Essence

         Section 11.03: Time is of the essence in the performance of each provision of this Lease.

                               Cumulative Remedies

         Section 11.04: The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies afforded by law. The waiver of the performance of any covenant, term or condition of this Lease by Landlord and Tenant shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

                                 Attorney's Fees

         Section 11.05: In the event that suit is brought for the recovery of any rent due hereunder, or for the recovery of possession of said demised Premises, or for the breach of any of the terms, conditions or covenant of this Lease, the prevailing party shall be entitled to receive attorney's fees, costs and necessary disbursements, in addition to any other relief to which it or he may be entitled.

                              Interest on Money Due

         Section 11.06: Any sum accruing to Landlord or Tenant under the provisions of this Lease which shall not be paid when due shall bear interest at the rate of ten percent (10%) per annum from the date written notice specifying such nonpayment is served upon the defaulting party until paid.

                                   Invalidity

         Section 11.07-. If any term, covenant, condition, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

                                     Agency

         Section 11-08: Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any other association other than Landlord and Tenant.

                                   Extensions

         Section 11.09: All references to the term of this Lease shall include any extensions of such term.

                                    Captions)

         Section 11.10: The captions of articles of this Lease are for reference only and are not to be construed in any way as a part of this Lease.

                          Binding Effect: Counterparts

         Section 11.1l.: This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties each to the other.

                                    Execution

         Section 11.12: The parties have executed this Lease at the place and on the dates specified immediately above their respective signatures.

LANDLORD:                                   TENANT:

Executed at Salinas, Ca                     Executed at Salinas, Ca
            ---------------                             -----------
on  October 29, 1996                        on  November 20, 1996
    -----------------------                     -------------------


                                             Pacific Capital Bancorp

/s/ James L. Gattis                          /s/  Dennis A. DeCius
----------------------------                 ------------------------
James L. Gattis                              Dennis A. DeCius
                                             EVP and CFO